UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Novori Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation of organization)	47-0948014 (I.R.S. Employer Identification Number)

5550 152nd Street, Suite 206,
Surrey, British Columbia, Canada V3S 5J9
(Address of principal executive offices, including zip code.)

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered:	Name of each exchange of which each class is to be registered:
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-130344

Securities to be registered pursuant to Section 12(g) of the Act:

Common Shares, par value $0.0001
(Title of Class)

ITEM 1.	DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

Novori Inc., (the “Registrant”) hereby incorporates by reference the descriptions set forth under “Description of Securities”of our Prospectus pursuant to Rule 424(b)(1) filed with the Securities and Exchange Commission on September 21, 2006.

ITEM 2.	EXHIBITS

Exhibit No.	Description

3.1	Articles of Incorporation (1)

3.2	Bylaws of the Registrant (1)

(1) Expressly incorporated by reference to the exhibits of the same number in the Registrant's Registration Statement on Form SB-2, filed on December 15, 2005.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 17, 2008
Novori Inc.

By: /s/ Harold Schaffrick

Name: Harold Schaffrick
Title: Director, President and Chief
Executive Officer